UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21936

SPECIAL VALUE CONTINUATION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE CONTINUATION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2011

Date of reporting period: DECEMBER 31, 2011

Item 1. REPORTS TO STOCKHOLDERS

Annual Shareholder Report

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

December 31, 2011

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2011

Contents

Consolidated Portfolio Asset Allocation (Unaudited)	2

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	3
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Notes to Consolidated Financial Statements	14
Consolidated Schedule of Changes in Investments in Affiliates	28
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	29

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	30
Consolidating Statement of Operations	31
Directors and Officers	32
Supplemental Tax Information	37

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

December 31, 2011

Percent of Cash
Industry	and Investments

Nonferrous Metal (except Aluminum) Production and Processing	12.4%
Wired Telecommunications Carriers	6.9%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	6.7%
Metal and Mineral (except Petroleum) Merchant Wholesalers	6.0%
Radio and Television Broadcasting	6.0%
Architectural, Engineering, and Related Services	5.5%
Business Support Services	5.3%
Scheduled Air Transportation	5.2%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	4.4%
Data Processing, Hosting, and Related Services	4.3%
Motion Picture and Video Industries	4.3%
Grocery Stores	3.9%
Electronic Shopping and Mail-Order Houses	3.9%
Full-Service Restaurants	3.2%
Motor Vehicle Parts Manufacturing	2.8%
Commercial and Industrial Machinery and Equipment Rental and Leasing	2.7%
Software Publishers	2.4%
Communications Equipment Manufacturing	2.4%
Other Financial Investment Activities	1.6%
Gambling Industries	1.4%
Nonmetallic Mineral Mining and Quarrying	1.3%
Oil and Gas Extraction	1.3%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	1.2%
Support Activities for Mining	0.9%
Industrial Machinery Manufacturing	0.4%
Aerospace Product and Parts Manufacturing	0.4%
Depository Credit Intermediation	0.3%
Semiconductor and Other Electronic Component Manufacturing	0.1%
Other Amusement and Recreation Industries	0.0%
Electric Power Generation, Transmission and Distribution	0.0%
Cash and Cash Equivalents	2.8%
Total	100.0%

2

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Special Value Continuation Fund, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2011, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC at December 31, 2011, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 14, 2012

3

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $380,905,101)	$287,312,979
Controlled companies (cost $26,711,048)	740,761
Other affiliates (cost $66,175,217)	90,906,796
Total investments (cost $473,791,366)	378,960,536

Cash and cash equivalents	10,831,678
Accrued interest income:
Unaffiliated issuers	5,505,427
Affiliates	783,375
Receivable for investments sold	4,297,270
Deferred debt issuance costs	1,137,513
Unrealized appreciation on swaps	172,424
Prepaid expenses and other assets	1,765,280
Total assets	403,453,503

Liabilities
Credit facility payable	29,000,000
Management and advisory fees payable	565,599
Payable for investments purchased	267,911
Payable to the Investment Manager	226,100
Interest payable	75,668
Accrued expenses and other liabilities	980,933
Total liabilities	31,116,211

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	466,418
Total preferred limited partner interests	134,466,418

Net assets applicable to common shareholders	$237,870,874

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares
issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,742,957
Accumulated net investment income	13,515,239
Accumulated net realized losses	(45,411,498)
Accumulated net unrealized depreciation	(94,976,243)
Net assets applicable to common shareholders	$237,870,874

Common stock, NAV per share	$567.77

See accompanying notes

4

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (78.77%)
Bank Debt (47.16%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.18%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%,
2.5% LIBOR Floor, due 11/15/13	$705,163	$695,761	0.18%

Business Support Services (4.91%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%,
due 12/29/15	$18,820,923	19,169,110	4.92%

Commercial and Industrial Machinery and Equipment Rental and Leasing (2.67%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$10,411,593	10,411,591	2.67%

Communications Equipment Manufacturing (2.37%)
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	$9,951,762	9,230,260	2.37%

Data Processing, Hosting, and Related Services (1.92%)
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%,
1.25% LIBOR Floor, due 9/22/17	$7,481,250	7,481,250	1.92%

Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Generating Company, Residual Bank Debt Claim (3)	$1,830,453	51,436	0.01%

Electronic Shopping and Mail-Order Houses (3.59%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$13,723,983	14,002,946	3.59%

Grocery Stores (3.92%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%,
1.5% LIBOR Floor, due 10/1/13	$15,000,000	15,262,500	3.92%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (1.23%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%,
4.5% Prime Floor, due 10/1/13	$289,734	283,940	0.07%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor,
due 10/1/13	$4,600,740	4,508,724	1.16%
Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		4,792,664

Motion Picture and Video Industries (4.26%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,239,869	2.37%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,384,325	1.89%
Total Motion Picture and Video Industries		16,624,194

Motor Vehicle Parts Manufacturing (2.82%)
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%,
1.5% LIBOR Floor, due 12/1/16	$11,000,000	11,000,000	2.82%

5

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Other Financial Investment Activities (1.60%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%,
due 12/14/14	$19,338,970	$6,252,927	1.60%

Radio and Television Broadcasting (5.09%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor,
due 2/28/16	$2,713,867	2,648,734	0.68%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$16,453,486	16,700,288	4.28%
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%,
1.5% LIBOR Floor, due 4/11/18	$500,000	497,500	0.13%
Total Radio and Television Broadcasting		19,846,522

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (3.86%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan,
LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$15,110,056	15,034,505	3.86%

Scheduled Air Transportation (3.38%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (2)	$477,297	624,066	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (2)	$479,793	630,208	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (2)	$374,009	414,963	0.11%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (2)	$487,311	563,575	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (2)	$563,348	739,958	0.19%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (2)	$4,594,240	5,014,613	1.29%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (2)	$4,709,310	5,192,014	1.33%
Total Scheduled Air Transportation		13,179,397

Software Publishers (2.44%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor,
due 9/23/18	$10,000,000	9,525,000	2.44%

Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor,
due 5/13/14 - (Norway)	$228,803	228,803	0.06%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor,
due 5/13/14 - (Norway)	$402,714	-	-
Total Support Activities for Mining		228,803

6

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Wired Telecommunications Carriers (2.84%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (4)	€2,084,507	$1,864,193	0.48%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%,
2% LIBOR Floor, due 4/15/15	$1,564,438	1,332,380	0.34%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€4,927,730	4,167,407	1.07%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3), (4)	€4,736,002	3,686,069	0.95%
Total Wired Telecommunications Carriers		11,050,049

Total Bank Debt (Cost $185,948,729)		183,838,915

Other Corporate Debt Securities (31.61%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (4.25%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$9,655,000	9,172,250	2.35%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$7,824,000	7,394,932	1.90%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		16,567,182

Aerospace Product and Parts Manufacturing (0.36%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,448,000	1,402,706	0.36%

Architectural, Engineering, and Related Services (2.69%)
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK,
due 11/1/14	$4,687,736	4,267,762	1.09%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK,
due 3/31/15 (2), (5)	$6,209,347	6,240,393	1.60%
Total Architectural, Engineering, and Related Services		10,508,155

Data Processing, Hosting, and Related Services (2.19%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$1,170,000	1,094,874	0.28%
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19 (5)	$7,539,583	7,464,188	1.91%
Total Data Processing, Hosting, and Related Services		8,559,062

Full-Service Restaurants (3.18%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (3)	$13,161,000	12,410,823	3.18%

Gambling Industries (1.44%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$8,169,000	5,595,765	1.44%

Metal and Mineral (except Petroleum) Merchant Wholesalers (6.02%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16 (5)	$12,500,000	11,823,750	3.03%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$13,076,000	11,637,640	2.99%
Total Metal and Mineral (except Petroleum) Merchant Wholesalers		23,461,390

7

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Nonferrous Metal (except Aluminum) Production and Processing (4.66%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK,
due 4/15/15 (2), (5)	$18,000,000	$18,180,000	4.66%

Oil and Gas Extraction (1.27%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	853,848	0.22%
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	$4,000,000	4,080,000	1.05%
Total Oil and Gas Extraction		4,933,848

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (2.86%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	11,134,946	2.86%

Wired Telecommunications Carriers (2.69%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$8,945,000	9,168,625	2.35%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€20,523,306	1,330,013	0.34%
Total Wired Telecommunications Carriers		10,498,638

Total Other Corporate Debt Securities (Cost $155,179,568)		123,252,515

Total Debt Investments (Cost $341,128,297)		307,091,430

Equity Securities (18.45%)
Architectural, Engineering, and Related Services (2.80%)
Alion Science & Technology Corporation, Warrants (3)	3,625	147,574	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	20,297	3,287,872	0.84%
ESP Holdings, Inc., Common Stock (2), (3), (5), (6)	88,670	7,473,887	1.92%
Total Architectural, Engineering, and Related Services		10,909,333

Business Support Services (0.43%)
STG-Fairway Holdings, LLC, Class A Units (3), (5)	80,396	1,669,278	0.43%

Data Processing, Hosting, and Related Services (0.19%)
Anacomp, Inc., Class A Common Stock (2), (3), (5), (7)	1,255,527	740,761	0.19%

Depository Credit Intermediation (0.26%)
Doral Financial Corporation, Common Stock (3)	1,077,795	1,030,372	0.26%

Electronic Shopping and Mail-Order Houses (0.31%)
Shop Holding, LLC, Class A Units (3), (5)	490,037	922,471	0.24%
Shop Holding, LLC, Warrants to Purchase Class A Units (3), (5)	326,691	288,328	0.07%
Total Electronic Shopping and Mail-Order Houses		1,210,799

Industrial Machinery Manufacturing (0.38%)
GSI Group, Inc., Common Stock (3), (5)	143,869	1,471,780	0.38%

8

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (3), (5)	33	$15,704	-

Nonferrous Metal (except Aluminum) Production and Processing (7.72%)
International Wire Group Holdings, Inc., Common Stock (2), (5), (6)	1,979,441	30,077,606	7.72%

Nonmetallic Mineral Mining and Quarrying (1.35%)
EPMC HoldCo, LLC, Membership Units (2), (5), (6)	1,312,720	5,264,007	1.35%

Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	6,058	66,032	0.02%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	10,924	52,435	0.01%
Total Other Amusement and Recreation Industries		118,467

Radio and Television Broadcasting (0.88%)
Encompass Digital Media Group, Inc., Common Stock (3), (5)	183,824	3,437,509	0.88%

Scheduled Air Transportation (1.86%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (2), (5), (6)	35	467,137	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (2), (5), (6)	35	458,665	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (2), (5), (6)	46	686,303	0.18%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (2), (5), (6)	40	612,589	0.16%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (2), (5), (6)	35	498,602	0.13%
United N659UA-767, LLC (N659UA) (2), (5), (6)	224	2,274,815	0.58%
United N661UA-767, LLC (N661UA) (2), (5), (6)	217	2,205,523	0.57%
Total Scheduled Air Transportation		7,203,634

Semiconductor and Other Electronic Component Manufacturing (0.06%)
AIP/IS Holdings, LLC, Membership Units (3), (5)	352	229,684	0.06%

Support Activities for Mining (0.79%)
DeepOcean Group Holding AS, Common Stock - (Norway) (3), (5)	145,824	3,093,638	0.79%

Wired Telecommunications Carriers (1.39%)
Integra Telecom, Inc., Common Stock (3), (5)	1,274,522	5,364,708	1.38%
Integra Telecom, Inc., Warrants (3), (5)	346,939	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	2,455,500	31,826	0.01%
Total Wired Telecommunications Carriers		5,396,534

Total Equity Securities (Cost $132,663,069)		71,869,106

Total Investments (Cost $473,791,366) (8)		378,960,536

9

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Company

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Cash and Cash Equivalents (2.78%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%,
Collateralized by Freddie Mac UNNT		$3,343,399	$3,343,399	0.86%
Cash Denominated in Foreign Currencies	CAD	15,078	14,764	-
Cash Denominated in Foreign Currencies		€3,357,119	4,351,161	1.12%
Cash Denominated in Foreign Currencies		£35,597	55,329	0.01%
Cash Held on Account at Various Institutions		$3,067,025	3,067,025	0.79%
Total Cash and Cash Equivalents			10,831,678

Total Cash and Investments			$389,792,214	100.00%

Notes to Statement of Investments:

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	Issuer is a controlled company.

(8)	Includes investments with an aggregate market value of $1,178,213 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $177,185,947 and $216,916,444, respectively.

Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2011 was $308,737,044, or 79.21% of total cash and investments of the Company.

Swaps at December 31, 2011 were as follows:

Investment	Notional Amount	Fair Value

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$172,424

See accompanying notes.

10

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Year Ended December 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$38,290,363
Affiliates	3,822,995
Dividend income:
Affiliates	10,610,159
Other income:
Unaffiliated issuers	1,068,872
Affiliates	1,065,287
Total investment income	54,857,676

Operating expenses
Management and advisory fees	6,787,188
Amortization of deferred debt issuance costs	440,289
Legal fees, professional fees and due diligence expenses	331,589
Interest expense	321,532
Director fees	180,960
Commitment fees	180,467
Insurance expense	114,446
Custody fees	91,886
Other operating expenses	801,593
Total expenses	9,249,950

Net investment income	45,607,726

Net realized and unrealized gain (loss)
Net realized gain:
Investments in unaffiliated issuers	17,818,481
Investments in affiliates	261,308
Net realized gain	18,079,789
Net change in net unrealized appreciation/depreciation	(56,958,670)
Net realized and unrealized loss	(38,878,881)

Dividends paid on Series A preferred equity facility	(1,456,281)
Net change in accumulated dividends on Series A preferred equity facility	(88,549)
Dividends paid to Series Z preferred shareholders	(752)
Net change in reserve for dividends to Series Z preferred shareholders	27

Net increase in net assets applicable to common shareholders
resulting from operations	$5,183,290

See accompanying notes.

11

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010

Net assets applicable to common shareholders, beginning of period	$264,187,584	$232,879,791

Net investment income	45,607,726	38,906,533
Net realized gain	18,079,789	18,675,609
Net change in unrealized appreciation/depreciation	(56,958,670)	12,945,410
Dividends on Series A preferred equity facility	(1,456,281)	(1,508,341)
Net change in accumulated dividends on Series A preferred
equity facility	(88,549)	(9,532)
Dividends to Series Z preferred shareholders from net
investment income	(752)	(3,750)
Net change in reserve for dividends to Series Z preferred
shareholders	27	1,864
Net increase in net assets applicable to common shareholders
resulting from operations	5,183,290	69,007,793

Distributions to common shareholders from:
Net investment income	(31,500,000)	(37,700,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of $13,515,239
and $307,266, respectively)	$237,870,874	$264,187,584

See accompanying notes.

12

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2011

Operating activities
Net increase in net assets applicable to common shareholders resulting
from operations	$5,183,290
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(18,079,789)
Net change in unrealized appreciation/depreciation	56,547,320
Dividends paid on Series A preferred equity facility	1,456,281
Dividends paid to Series Z preferred shareholders	752
Net change in accumulated dividends on Series A preferred equity facility	88,549
Net change in reserve for dividends to Series Z preferred shareholders	(27)
Accretion of original issue discount	(934,936)
Net accretion of market discount/premium	(3,129,283)
Accrual of interest and dividend income paid in kind	(5,343,284)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(171,842,663)
Proceeds from sales, maturities and paydowns of investments	216,916,444
Increase in accrued interest income - unaffiliated issuers	(321,870)
Increase in accrued interest income - affiliates	(570,662)
Decrease in receivable for investments sold	963,954
Increase in prepaid expenses and other assets	(1,569,836)
Decrease in payable for investments purchased	(3,670,205)
Increase in payable to the Investment Manager	133,275
Increase in interest payable	(3,934)
Increase in accrued expenses and other liabilities	498,803
Net cash provided by operating activities	76,762,468

Financing activities
Proceeds from draws on credit facility	101,000,000
Principal repayments on credit facility	(122,000,000)
Redemption of Series Z preferred equity	(23,500)
Dividends paid on Series A preferred equity facility	(1,456,281)
Distributions paid to common shareholders	(51,200,000)
Dividends paid to Series Z preferred shareholders	(752)
Net cash used in financing activities	(73,680,533)

Net increase in cash and cash equivalents	3,081,935
Cash and cash equivalents at beginning of year	7,749,743
Cash and cash equivalents at end of year	$10,831,678

Supplemental cash flow information
Interest payments	$325,466

See accompanying notes.

13

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31 2011

1. Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high-yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect

14

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2011

1. Organization and Nature of Operations (continued)

two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

Company Structure

Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), and $116 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”). The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to July 31, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2011, the Partnership had 6,700 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2011, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging

15

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

1. Organization and Nature of Operations (continued)

documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit’s cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interest. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing

16

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

17

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

At December 31, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$5,595,765	$2,502,152
2	Other observable market inputs*	23,837,668	86,131,333	-
3	Independent third-party pricing sources that employ significant unobservable inputs	159,949,811	24,061,229	68,114,764
3	Investment Manager valuations with significant unobservable inputs	51,436	7,464,188	1,252,190
Total		$183,838,915	$123,252,515	$71,869,106

* For example, quoted prices in inactive markets or quotes for comparable instruments.

Changes in investments categorized as Level 3 during the year ended December 31, 2011 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$113,346,599	$49,978,032	$117,368,154
Net realized and unrealized gains (losses)	1,827,187	(11,291,435)	(4,047,653)
Acquisitions	133,199,048	7,637,829	8,717,193
Dispositions	(86,909,992)	(23,566,434)	(52,836,899)
Transfers into Level 3**	-	13,168,606	-
Transfers out of Level 3†	(13,378,400)	-	-
Reclassifications within Level 3‡	11,865,369	(11,865,369)	(1,086,031)
Ending balance	$159,949,811	$24,061,229	$68,114,764

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$2,661,964	$(10,393,953)	$(5,609,802)

** Comprised of one investment that transferred from Level 2 due to decreased trading volumes.

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡ Comprised of one investment with a beginning-of-period fair value of $11,865,369 that was reclassified as bank debt and one investment with a beginning-of-period fair value of $1,086,031 that transferred to Investment Manager Valuation.

18

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$63,163	$-	$4,314,940
Net realized and unrealized gains (losses)	4,096	74,605	(1,351,030)
Acquisitions	-	7,389,583	747
Dispositions	(15,823)	-	(2,798,498)
Reclassifications within Level 3#	-	-	1,086,031
Ending balance	$51,436	$7,464,188	$1,252,190

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,096	$-	$(3,392,686)

# Comprised of one investment that transferred from Independent Third Party Valuation.

During the year ended December 31, 2011, one investment with a beginning-of-period fair value of $3,477,314 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to

19

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2011, the Partnership held foreign currency denominated investments comprising approximately 2.9% of the Partnership’s total investments. Such positions were converted at the closing rate in effect at December 31, 2011 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

20

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap, forward currency and option transactions. All derivatives are recognized as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Gains and losses from derivative transactions during the year ended December 31, 2011 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross currency basis swap	$-	$152,446
Forward currency contracts	(572,621)	-
Currency options	(430,004)	266,647

Valuations of swaps held at December 31, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high-yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership

21

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the partners’ income tax returns. As of December 31, 2011, all tax years of the Company and the Partnership since January 1, 2008 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. At December 31, 2011, the Company reclassified $645,829 in foreign currency gains from accumulated net realized losses to accumulated net investment income. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of December 31, 2011, the tax-basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and unrealized appreciation (depreciation) and cost of investments (including derivatives) were as follows:

Undistributed ordinary income	$13,465,380
Capital loss carryforwards	(45,091,898)

Unrealized appreciation	$46,625,755
Unrealized depreciation	(141,284,161)
Net unrealized depreciation	(94,658,406)

Cost	$473,791,366

The Company’s capital loss carryforwards will be used to offset capital gains in succeeding taxable years. $1,699,716, $8,632,349, and $34,759,833 of the carryforwards will expire after 2016, 2017, and 2018, respectively. Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.

22

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

2. Summary of Significant Accounting Policies (continued)

All distributions to common and Series Z shareholders during the years ended December 31, 2011 and 2010 were treated as distributions of ordinary income.

3. Allocations and Distributions

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses.

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders are determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2011, the Company had declared $192,497,000 in distributions to the common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General

23

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

4. Management and Advisory Fees and Other Expenses (continued)

Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit’s cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2011 was 0.87%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2011, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and

24

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $402,714 at December 31, 2011. These instruments are reflected at fair value in the Consolidated Statement of Investments and may be drawn up to the principal amount shown.

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2011, amounts reimbursable to the Investment Manager totaled $226,100, as reflected in the Consolidated Statement of Assets and Liabilities.

8. Series Z Preferred Capital

The Company issued, at inception, 47 shares of Series Z preferred interests. The Series Z preferred shares had a liquidation preference of $500 per share plus accumulated but unpaid dividends and paid dividends at an annual rate equal to 8% of the liquidation preference. On May 24, 2011, the Company redeemed all of the outstanding Series Z preferred shares.

25

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

9. Financial Highlights

	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Common Share
Net asset value, beginning of year	$630.59	$555.86	$467.22	$936.95	$1,036.13

Investment operations:
Net investment income	108.86	92.87	42.80	53.75	166.54
Net realized and unrealized gain (loss)	(92.80)	75.48	86.27	(499.51)	(28.73)
Distributions to minority interestholder from:
Net investment income	-	-	-	-	(29.74)
Net realized gains	-	-	-	-	(17.76)
Returns of capital	-	-	-	-	(1.30)
Net change in undistributed earnings of minority
interest holder	-	-	-	7.52	24.89
Dividends on Series A preferred equity facility	(3.48)	(3.60)	(6.07)	(14.21)	(19.96)
Net change in accumulated dividends on Series A
preferred equity facility	(0.21)	(0.02)	1.92	1.82	0.35
Dividends to Series Z preferred shareholders from:
Net investment income	-	(0.01)	-	(0.01)	-
Net change in reserve for dividends to Series Z preferred
shareholders	-	-	-	0.01	-

Total from investment operations	12.37	164.72	124.92	(450.63)	94.29

Distributions to common shareholders from:
Net investment income	(75.19)	(89.99)	(36.28)	(19.10)	(117.36)
Net realized gains	-	-	-	-	(71.03)
Returns of capital	-	-	-	-	(5.08)
Total distributions to common shareholders	(75.19)	(89.99)	(36.28)	(19.10)	(193.47)

Net asset value, end of year	$567.77	$630.59	$555.86	$467.22	$936.95

Return on invested assets (1)	3.0%	20.4%	19.3%	(31.7)%	11.7%

Gross return to common shareholders	1.9%	31.4%	27.3%	(49.3)%	11.4%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP	0.0%	0.0%	0.0%	0.5%	(2.2)%
Return to common shareholders (2)	1.9%	31.4%	27.3%	(48.8)%	9.2%

26

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2011

9. Financial Highlights (continued)

	Year Ended December 31,
	2011	2010	2009	2008	2007

Ratios to average common equity: (3)
Net investment income (4)	17.6%	15.5%	8.7%	6.9%	12.8%
Expenses	3.6%	3.6%	4.5%	4.5%	4.6%
Expenses and General Partner allocation	3.6%	3.6%	4.5%	3.5%	6.9%

Ending common shareholder equity	$237,870,874	$264,187,584	$232,879,791	$195,745,577	$392,541,013
Portfolio turnover rate	42.8%	47.4%	44.2%	33.3%	64.6%
Weighted-average debt outstanding	$42,038,356	$31,663,014	$26,882,192	$123,873,973	$162,460,274
Weighted-average interest rate on debt	0.8%	0.7%	1.0%	3.7%	5.8%

Weighted-average number of shares	418,956	418,956	418,956	418,956	418,956
Average debt per share	$100.34	$75.58	$64.16	$295.67	$387.77

Annualized Inception-to-Date Performance Data as of December 31, 2011:

Return on invested assets (1)	3.8%
Internal rate of return (5)	0.7%

Asset Coverage:	December 31,
	2011	2010	2009	2008	2007

Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,070	$20,056	$20,055	$20,175	$20,289
Asset coverage per interest	$49,251	$48,770	$42,350	$43,343	$43,443

Series Z Preferred Shares:
Shares outstanding	-	47	47	47	47
Involuntary liquidation value per share	$-	$501	$540	$500	$557
Asset coverage per share	$-	$1,217	$1,141	$1,075	$1,192

Senior Secured Revolving Credit Facility:
Debt outstanding	$29,000,000	$50,000,000	$75,000,000	$34,000,000	$207,000,000
Asset coverage per $1,000 of debt outstanding	$13,803	$8,958	$5,893	$10,525	$3,534

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)	Net of income and expense allocation to the General Partner.

(5)	Net of dividends on the preferred equity facility of the Partnership, allocation to the General Partner, and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

27

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2011

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year

Anacomp, Inc., Class A Common Stock	$1,086,031	$-	$-	$740,761
EPMC HoldCo, LLC, Membership Units	40,727,138	-	(24,308,286)	5,264,007
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,005,832	-	-	3,287,872
ESP Holdings, Inc., Common Stock	7,565,535	-	-	7,473,887
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	5,321,627	887,719	-	6,240,393
International Wire Group, Inc., Senior Secured Notes, 9.75%,
due 4/15/15	4,040,000	-	(4,200,000)	-
International Wire Group Holdings, Inc., Common Stock	43,468,524	-	(14,111,830)	30,077,606
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or
12.25% PIK, due 4/15/15	-	20,000,000	(2,000,000)	18,180,000
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	719,200	-	(54,853)	624,066
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	723,647	-	(53,676)	630,208
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	558,944	-	(104,129)	414,963
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	695,004	-	(93,311)	563,575
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	849,983	-	(63,020)	739,958
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	-	5,329,739	(735,499)	5,014,613
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	-	5,351,577	(642,268)	5,192,014
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	311,102	54,853	(59,882)	467,137
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	307,754	53,676	(59,735)	458,665
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	375,796	104,129	(60,360)	686,303
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	357,648	93,311	(68,854)	612,589
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	338,830	63,020	(71,463)	498,602
United N659UA-767, LLC (N659UA)	-	2,235,686	(674,712)	2,274,815
United N661UA-767, LLC (N661UA)	-	2,170,785	(607,783)	2,205,523

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

28

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2011

Investment	Acquisition Date	Cost

AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$ -
Bally Total Fitness Holding Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
DeepOcean Group Holding AS, Common Stock	5/13/11	3,477,627
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	753,225
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	8,753,309
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011	1,396
Shop Holding, LLC, Class A Units	6/2/11	462,576
Shop Holdings, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11	7,389,583

29

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2011

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$287,312,979	$-	$287,312,979
Investment in subsidiary	237,606,302	-	(237,606,302)	-
Controlled companies	-	740,761	-	740,761
Other affiliates	-	90,906,796	-	90,906,796
Total investments	237,606,302	378,960,536	(237,606,302)	378,960,536

Cash and cash equivalents	-	10,831,678	-	10,831,678
Accrued interest income	-	6,288,802	-	6,288,802
Receivable for investment securities sold	-	4,297,270	-	4,297,270
Deferred debt issuance costs	-	1,137,513	-	1,137,513
Unrealized appreciation on swaps	-	172,424	-	172,424
Prepaid expenses and other assets	400,322	1,364,958	-	1,765,280
Total assets	238,006,624	403,053,181	(237,606,302)	403,453,503

Liabilities
Credit facility payable	-	29,000,000	-	29,000,000
Management and advisory fees payable	-	565,599	-	565,599
Payable for investment securities purchased	-	267,911	-	267,911
Payable to the Investment Manager	50,171	175,929	-	226,100
Interest payable	-	75,668	-	75,668
Accrued expenses and other liabilities	85,579	895,354	-	980,933
Total liabilities	135,750	30,980,461	-	31,116,211

Preferred equity facility
Series A preferred limited partner interests	-	134,000,000	-	134,000,000
Accumulated dividends on Series A preferred equity facility	-	466,418	-	466,418
Total preferred limited partner interests	-	134,466,418	-	134,466,418
Net assets	$237,870,874	$237,606,302	$(237,606,302)	$237,870,874

Composition of net assets
Common stock	$419	$-	$-	$419
Additional paid-in capital	364,742,957	358,636,781	(358,636,781)	364,742,957
Distributable earnings	(126,872,502)	(121,030,479)	121,030,479	(126,872,502)
Net assets	$237,870,874	$237,606,302	$(237,606,302)	$237,870,874

30

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2011

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$-	$38,290,363	$-	$38,290,363
Other affiliates	-	3,822,995	-	3,822,995
Dividend income:
Other affiliates	-	10,610,159	-	10,610,159
Other income:
Unaffiliated issuers	-	1,068,872	-	1,068,872
Other affiliates	-	1,065,287	-	1,065,287
Total interest and related investment income	-	54,857,676	-	54,857,676

Operating expenses
Management and advisory fees	-	6,787,188	-	6,787,188
Amortization of deferred debt issuance costs	-	440,289	-	440,289
Legal fees, professional fees and due diligence expenses	97,661	233,928	-	331,589
Interest expense	-	321,532	-	321,532
Director fees	60,320	120,640	-	180,960
Commitment fees	-	180,467	-	180,467
Insurance expense	36,289	78,157	-	114,446
Custody fees	3,500	88,386	-	91,886
Other operating expenses	29,839	771,754	-	801,593
Total expenses	227,609	9,022,341	-	9,249,950

Net investment income	(227,609)	45,835,335	-	45,607,726

Net realized and unrealized gain
Net realized gain:
Investments in unaffiliated issuers	-	17,818,481	-	17,818,481
Investments in affiliates	-	261,308	-	261,308
Net realized gain	-	18,079,789	-	18,079,789
Net change in unrealized appreciation/depreciation	5,411,624	(56,958,670)	(5,411,624)	(56,958,670)
Net realized and unrealized gain	5,411,624	(38,878,881)	(5,411,624)	(38,878,881)

Dividends paid on Series A preferred equity facility	-	(1,456,281)	-	(1,456,281)
Net change in accumulated dividends on Series A preferred
equity facility	-	(88,549)	-	(88,549)
Dividends paid to Series Z preferred shareholders	(752)	-	-	(752)
Net change in reserve for dividends to Series Z preferred
shareholders	27	-	-	27

Net increase in net assets resulting from operations	$5,183,290	$5,411,624	$(5,411,624)	$5,183,290

31

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The role of the Boards of Directors, the Boards’ Committees, and the individual Directors is to provide general oversight of the Company and the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2011)

Principal Occupation(s)

Eric Draut (54)

- Year of Election or Appointment: 2011

- Director, Audit Committee Chairman, and Member of the Governance and Joint Transactions Committees of the Company and the Partnership. From 2001 to 2010, Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin, Inc. He had previously served Unitrin, Inc. in a number of executive and financial roles. Prior to joining Unitrin, Mr. Draut held Assistant Corporate Controller positions at Duchossois Industries and A.M. International, following employment as a Senior Audit Manager at Coopers & Lybrand. Mr. Draut currently serves as a Director of Intermec, Inc., and volunteers with Lutheran Social Services of Illinois where he serves as treasurer and as a board member and is a past chairman of the board of directors. Mr. Draut is a Certified Public Accountant. He received an M.B.A. in Finance and Operations from Northwestern University and a B.S. in Accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Mr. Draut oversees one portfolio in the fund complex as a director.

Franklin R. Johnson (75)

- Year of Election or Appointment: 2006

- Director, Governance Committee Chairman, and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Mr. Johnson currently also serves as a Director and as Audit Committee Chairman of Reliance Steel & Aluminum Co., and, until July 2006, served as a Director and as Audit Committee Chairman of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films

32

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm, where he was the Managing Partner of the Century City office and Managing Partner of the Entertainment and Media Practice. Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles. Mr. Johnson oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2011)

Principal Occupation(s)

Michael E. Tennenbaum (76)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Company and the Partnership. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP, he was a senior executive at Bear Stearns Company, Inc., where he managed various departments, including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of institutions, including the Los Angeles World Affairs Council (as Vice Chairman), the RAND Center for Asia Pacific Policy, the Smithsonian Institution National Board, the Los Angeles Philharmonic Board of Overseers, the UCLA School of Medicine Board of Visitors, the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, and the Committee on University Resources at Harvard University. He is a member of the Secretary of the Navy Advisory Panel, a Trustee Emeritus of the Georgia Institute of Technology Foundation, Inc., and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (46)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Company and the Partnership. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, a voting member of its Investment Committee, and a member of its Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation, and as a Director of

33

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (50)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP, Mr. Hollander was an attorney for sixteen years at O’Melveny & Myers, where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion-dollar transactions. He currently focuses on the firm’s private placements and restructurings. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was an Associate Editor of the Stanford Law Review.

Michael E. Leitner (44)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications. Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH. Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

34

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

Howard M. Levkowitz (44)

- Year of Election or Appointment: 2006

- Director and President of the Company and the Partnership. Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is Chairman of TCP’s Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. Mr. Levkowitz serves as President of TCP’s Opportunity Funds and Chairman of TCP’s Investment Policy Committee, and is a voting member of TCP’s Investment Committee. He has served as a director of both public and private companies, and on a number of formal and informal creditor committees. Mr. Levkowitz is active in a number of charitable and philanthropic activities. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (40)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. Prior to joining TCP, he worked for Deutsche Bank in New York as a member of the bank’s Principal Finance Group. Prior to that, Mr. Vig was a Director in Deutsche Bank’s Technology Investment Banking group in San Francisco, where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. He had previously served as a Manager in Price Waterhouse’s Shareholder Value Consulting group, following employment at Arthur Andersen in its Financial Markets/Capital Markets group, consistently earning each firm’s highest rating. He currently serves on the board of Dialogic Inc. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Paul L. Davis (38)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Company and the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the state of California.

35

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

Elizabeth Greenwood (48)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company and the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd. She began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the board of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

36

Special Value Continuation Fund, LLC

(A Delaware Limited Liability Company)

Supplemental Tax Information

(Unaudited)

40.8% of the ordinary income distributions paid by the Company during the year ended December 31, 2011 qualify as “interest related dividends.”

33.7% of the ordinary income distributions paid by the Company during the year ended December 31, 2011 qualify as distributions of qualified dividend income and qualify for the dividends received deduction for corporate shareholders.

The Company distributed no short term capital gains during the year ended December 31, 2011.

37

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Eric J. Draut and Franklin R. Johnson are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $27,000 for fiscal year 2011 and $26,000 for fiscal year 2010.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $197,900 in 2011 and $0 in 2010. The services comprising such fees related to the filing of the Registrant’s registration statement on Form N-2 and related amendments.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $36,750 in 2011 and $38,000 in 2010. The services comprising such fees included tax return preparation and related tax advice and planning.

(d) All Other Fees. Not applicable.

(e) (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $36,750 for fiscal year 2011 and $38,000 for fiscal year 2010.

(h) The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(ix)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(x)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(xi)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(xii)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(xiii)	Copies of this policy as from time to time revised or supplemented;

(xiv)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(xv)	Voting Results for each Client;

(xvi)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(xvii)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(xviii)	Communications to Client respecting Conflicts of Interest; and

(xix)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004

Adopted by SVEF August 19, 2004

Adopted by SVCF and SVCP July 18, 2006

Adopted by TOF V September 29, 2006

Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1) As of the date of the filing of this report, the six persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment

Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively. Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

(a) (2) Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $2,644.5 million (including one registered investment company with assets of $403.1 million that is consolidated with the Registrant) and four other pooled investment vehicles with combined assets of approximately $178.2 million, each as of December 31, 2011, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $290.0 million, and three of the aforementioned other pooled investment vehicles with assets of approximately $172.9 million, each as of December 31, 2011, and except that Mr. Tennenbaum is not primarily responsible for the day-to-day management of one of the aforementioned other pooled investment vehicles with assets of approximately $138.4 million as of December 31, 2011. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $362.2 million and three other pooled investment vehicles with combined assets of approximately $1.2 billion, each as of December 31, 2011. The advisory fee of each of the three aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3) Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing members of two of the other pooled investment vehicles. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. Neither the Registrant nor any of the Other TCP Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft and the

Investment Manager pays TCO a monthly rental fee for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4) The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2011 is as follows:

Mark K. Holdsworth	$500,001-$1,000,000
Michael E. Leitner	None
Howard M. Levkowitz	$500,001-$1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000
Rajneesh Vig	None

(b) Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Fund, LLC

By: /s/ Mark K. Holdsworth

Name: Mark K. Holdsworth

Title: Chief Executive Officer

Date: February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark K. Holdsworth

Name: Mark K. Holdsworth

Title: Chief Executive Officer

Date: February 24, 2012

By: /s/ Paul L. Davis

Name: Paul L. Davis

Title: Chief Financial Officer

Date: February 24, 2012